SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                              the ("Exchange Act")

      Date of Report (date of earliest event reported): September 10, 2002



                              PurchasePro.com, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                  Nevada                             88-0385401
      (State or Other Jurisdiction                 (I.R.S. Employer
             of incorporation)                  Identification Number)


                        3291 North Buffalo Drive, Suite 9
                             Las Vegas, Nevada 89129
               (Address of Principal Executive Offices) (Zip Code)


                                 (702) 316-7000
              (Registrant's Telephone Number, Including Area Code)





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ITEM 3:  BANKRUPTCY OR RECEIVERSHIP

On September 12, 2002, PurchasePro.com, Inc., (the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") in the United States Bankruptcy Court for the District of Nevada ("the Court"). The case has been designated as Case No. BK-S-02-20472-RCJ (the "Chapter 11 Case"). The Company is continuing to operate as a debtor-in-possession under Chapter 11.


ITEM 5:  OTHER EVENTS AND REGULATION FD DISCLOSURES

The Company and Perfect Commerce, Inc. ("PCI") have signed a letter and related documentation (collectively, the "Letter") relating to a possible sale by the Company of substantially all of its assets to PCI (the "Transaction"). At this time, there is no binding agreement between the Company and PCI for the Transaction. Moreover, any such future agreement and sale would be subject to various conditions precedent, including approval by the Court in the Chapter 11 Case. The parties are under no obligation to pursue or complete the Transaction unless and until they have executed a definitive agreement ("Agreement") and the Court has approved the Transaction. A copy of the Letter is included as an exhibit hereto.

Pursuant to the Letter, the Company has agreed to request that the Court, upon expedited hearing, enter an order setting forth sale procedures, including notice and overbid provisions, which would be applicable to the Transaction if the parties proceed forward with it.

Subject to various conditions precedent which are set forth in the Letter and have not yet been satisfied, including execution and effectiveness of an Agreement, Court approval, PCI's due diligence examination of the Company and the parties' agreement on loan terms, the Company may also obtain from PCI a secured, debtor-in-possession loan to operate the Company's business pending consummation or termination of the Transaction or consummation of an alternative transaction.

The Company's statements herein concerning the Letter, the Transaction and the possibility of a debtor-in-possession loan supersede all prior announcements by the Company on these subjects.

The Board of Directors of the Company has recently experienced the resignation of the following Directors: W. Donald Bell resigned on September 2, 2002; Thomas
H. Lowe resigned on September 13, 2002; A.C. D'Augustine resigned on September 13, 2002; James T. Schraith resigned on September 13, 2002. Messrs. Lowe, Schraith and D'Augustine comprised the Company's Audit Committee. Messrs. Schraith, Bell and D'Augustine comprised the Company's Compensation Committee.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this Current Report on Form 8-K;

Exhibit Number         Description
--------------         -----------
99.1                   September 10, 2002 Perfect Commerce, Inc. letter


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FORWARD LOOKING STATEMENTS

This Form 8-K (as well as other statements, written or oral, that the Company or its affiliates make concerning the subject matter of this Form 8-K) contains forward-looking statements that are subject to material change. These statements pertain to, among other things, prospects for a future sale of the Company's assets, financing, Court proceedings, reorganization, and business activities. Such forward-looking statements involve significant risks and uncertainties, some of which are beyond the Company's control. Actual results and developments might differ materially from those described in forward-looking statements. The Company has no current plan to update these statements regardless of any changes or developments that occur, and you should not assume at a later date that the forward-looking statements contained herein are valid. Additional information concerning factors that could affect actual results is included in other filings made by the Company with the Securities and Exchange Commission.






                                  SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PurchasePro.com, Inc.

                       By:        /s/ Richard L. Clemmer
                                  -----------------------------------
                                  Richard L. Clemmer,
                                  Chief Executive Officer and
                                  Chief Financial Officer

Dated: September 19, 2002






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                                  EXHIBIT LIST


     Exhibit Number         Description
     --------------         -----------
     99.1                   September 10, 2002 Perfect Commerce, Inc. letter









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